UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): July 22, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item No. 5     Press release dated 22 July, 2004 - Holding(s) in Company

Letter to:  Marconi Corporation PLC

Companies Act 1985 (as amended) (the "Act")


Section 198 disclosure by HBOS plc on its own behalf and on behalf of those of its subsidiaries which hold a material interest in Ordinary 25p shares comprising part of the relevant share capital of Marconi Corporation plc ("the Company")

Pursuant to Section 198 of the Act, we hereby give the Company notice that we had a material interest (for the purposes of Sections 208 and 209 of the Act), in the following shares comprising part of the relevant share capital (as defined in the section 198 of the Act) of the Company immediately after such time as our obligation to make this notification arose:




                                                   Number of        Percentage
Registered Holder:                     Fund:      Shares Held:        Holding:

Chase Nominees a/c CMIG                1105        406,000             0.203%

Chase Nominees a/c CMIG                2304      1,065,452             0.533%

Chase Nominees a/c CMIG                2314      2,085,900             1.043%

Chase Nominees Ltd                      WP       1,950,000             0.975%

HSBC Global Custody Nominees (UK)
 Ltd a/c 823873                      SJP RF56       67,940             0.034%

HSDL Nomines Limited                   N/A              12             0.000%

Nortrust Nominees Ltd                 HPFO          12,000             0.006%

Nortrust Nominees Ltd                 HXPEN         13,900             0.007%

Nortrust Nominees Ltd                  HPBA         15,000             0.007%

Nortrust Nominees Ltd                  HLFO        189,900             0.095%

Nortrust Nominees Ltd                  HLBA        212,200             0.106%

Nortrust Nominees Ltd                 HXLFE        215,800             0.108%

State Street Nominees Limited
  a/c 2GDA                           SJP RF02      489,240             0.245%

State Street Nominees Limited
  a/c 2GDB                             N/A         386,650             0.193%

State Street Nominees Limited
  a/c 2GDW                           SJP RF82       80,505             0.040%

State Street Nominees Limited
  a/c 2GEG                           SJP RF91       64,404             0.032%

State Street Nominees Limited
  a/c 2GEU                           SJP RF04      144,650             0.072%

State Street Nominees Limited
  a/c 2GFB                           SJP RF63      625,400             0.313%

State Street Nominees Limited
  a/c 2GFG                           SJP RF67       93,660             0.047%


Aggregate (material) holding of
    HBOS Group                                   8,118,613             4.059%




Letter from:   HBOS PLC


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: July 22, 2004